UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-09815

THE ARBITRAGE FUNDS
(Exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY		10010
(Address of principal executive offices)		(Zip code)

John S. Orrico Water Island Capital, LLC 41 Madison Avenue 42nd Floor New York, NY 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-259-2655

Date of fiscal year end:	May 31

Date of reporting period:	December 1, 2015 - February 29, 2016

Item 1 — Schedule of Investments.

Arbitrage Fund	Portfolio of Investments
February 29, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 72.27%
Advertising - 0.71%
Journal Media Group, Inc.	1,170,756	$14,072,487
Banks - 2.44%
FirstMerit Corp.	1,032,078	20,259,691
National Penn Bancshares, Inc.	2,501,683	27,843,732
		48,103,423
Beverages - 4.56%
Keurig Green Mountain, Inc.(a)	978,641	89,976,254
Chemicals - 2.44%
Airgas, Inc.(b)	291,833	41,300,206
EI du Pont de Nemours & Co.	30,310	1,844,970
Syngenta AG, ADR	61,525	4,939,842
		48,085,018
Commercial Services - 4.20%
ADT Corp.(a)	367,884	14,851,477
Heartland Payment Systems, Inc.(b)	518,623	48,501,623
USG People N.V.	1,036,804	19,439,145
		82,792,245
Electric - 1.58%
Empire District Electric Co.	66,956	2,190,801
ITC Holdings Corp.	345,194	14,025,232
TECO Energy, Inc.	542,730	14,908,793
		31,124,826
Electrical Components & Equipment - 0.49%
PowerSecure International, Inc.(c)	520,698	9,684,983
Electronics - 1.02%
Newport Corp.(c)	885,045	20,152,475
Energy - Alternate Sources - 0.14%
Capstone Infrastructure Corp.	750,000	2,677,384
Environmental Control - 0.61%
Progressive Waste Solutions Ltd.	400,000	11,960,000
Food - 1.36%
Diamond Foods, Inc.(c)	706,270	26,732,531
Gas - 3.73%
AGL Resources, Inc.(b)	534,467	34,553,292
Piedmont Natural Gas Co., Inc.(b)	320,434	19,036,984
Questar Corp.	804,829	19,935,614
		73,525,890
Healthcare - Products - 1.66%
Affymetrix, Inc.(a)(c)	1,643,101	23,069,138
Alere, Inc.(c)	181,900	9,695,270
		32,764,408

	Shares	Value
COMMON STOCKS - 72.27% (Continued)
Healthcare - Services - 2.46%
Health Net, Inc.(c)	778,429	$48,433,852
Household Products/Wares - 1.97%
Jarden Corp.(b)(c)	735,571	38,896,994
Insurance - 12.42%
PartnerRe Ltd.(b)	1,282,387	179,880,425
StanCorp Financial Group, Inc.(b)	565,396	64,964,000
		244,844,425
Internet - 2.01%
Youku Tudou, Inc., ADR(a)(c)	1,444,332	39,545,810
Leisure Time - 0.19%
Kuoni Reisen Holding AG(c)	10,464	3,825,098
Lodging - 2.06%
Starwood Hotels & Resorts Worldwide, Inc.	586,545	40,536,125
Media - 5.21%
Cablevision Systems Corp., Class A	688,000	22,380,640
Media General, Inc.(c)	975,987	16,220,904
RealD, Inc.(c)	655,987	7,084,659
Time Warner Cable, Inc.	299,151	57,095,960
		102,782,163
Miscellaneous Manufacturing - 0.33%
Blount International, Inc.(c)	664,170	6,442,449
Oil & Gas Services - 3.55%
Cameron International Corp.(c)	1,036,616	67,960,545
Halliburton Co.	63,717	2,056,785
		70,017,330
Packaging & Containers - 0.52%
Rexam Plc	1,200,000	10,205,047
Pharmaceuticals - 1.64%
Allergan Plc(c)	28,785	8,350,816
Baxalta, Inc.	624,892	24,070,840
		32,421,656
Real Estate Investment Trusts - 1.48%
American Residential Properties, Inc.(b)	1,133,955	18,018,545
Charter Hall Office REIT(c)	24,845,404	18,088
Inland Real Estate Corp.	614,429	6,512,947
Rouse Properties, Inc.	257,154	4,690,489
		29,240,069
Retail - 1.03%
RONA, Inc.	1,161,034	20,234,428
Savings & Loans - 0.49%
Astoria Financial Corp.	651,658	9,703,188

	Shares	Value
COMMON STOCKS - 72.27% (Continued)
Semiconductors - 3.63%
Atmel Corp.(a)	4,239,299	$34,253,536
Fairchild Semiconductor International, Inc.(c)	247,800	4,970,868
KLA-Tencor Corp.(b)	425,004	28,789,771
Micronas Semiconductor Holding AG(c)	469,618	3,527,426
		71,541,601
Software - 3.44%
Solera Holdings, Inc.(a)	1,088,137	60,609,231
VMware, Inc., Class A(a)(c)	144,837	7,312,820
		67,922,051
Transportation - 4.90%
Ansaldo STS SpA	3,392,000	36,826,087
Asciano Ltd.	995,578	6,302,966
TNT Express N.V.	6,258,738	53,576,645
		96,705,698
TOTAL COMMON STOCKS (Cost $1,401,039,615)		1,424,949,908

LIMITED PARTNERSHIPS - 0.02%
Pipelines - 0.02%
Energy Transfer Equity LP	53,269	372,883

TOTAL LIMITED PARTNERSHIPS (Cost $532,715)		372,883

RIGHTS - 0.47%
ArthroCare Corp. CVR, (No expiration)(c)(d)(e)	3,215,721	1,216,185
Casa Ley CVR, Expires 01/30/2018(c)(d)(e)	6,223,326	2,417,140
Chelsea Therapeutics CVR, Expires 03/31/2018(c)(d)(e)	2,389,273	134,516
Cubist Pharmaceuticals, Inc. CPR, Expires 07/01/2019(c)(d)(e)	119,343	0
Leap Wireless International CVR, Expires 03/13/2017(c)(d)	1,783,190	5,349,570
PDC CVR, Expires 03/31/2016(c)(d)(e)	6,223,326	140,025
Trius Therapeutics CVR, Expires 02/15/2017(c)(d)(e)	1,034,403	94,441

TOTAL RIGHTS (Cost $12,345,885)		9,351,877

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(c) - 0.12%
Call Options Purchased - 0.03%
Huntington Bancshares, Inc.	07/2016	$10.00	1,710	43,605
Keurig Green Mountain, Inc.	03/2016	95.00	551	276
Mylan N.V.	07/2016	50.00	111	27,251
Newell Rubbermaid, Inc.:
	03/2016	37.00	1,157	222,722
	03/2016	44.00	3,462	77,895

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS(c) - 0.12% (Continued)
Call Options Purchased - 0.03% (Continued)
	06/2016	$47.00	1,336	$63,460
Shire Plc, ADR:
	04/2016	170.00	149	51,405
	05/2016	165.00	93	73,005
	05/2016	170.00	92	58,880
VMware, Inc., Class A	04/2016	60.00	218	5,995
Waste Connections, Inc.	03/2016	65.00	690	37,950

TOTAL CALL OPTIONS PURCHASED (Cost $786,042)				662,444

Put Options Purchased - 0.09%
ADT Corp.	07/2016	37.00	26	2,210
Keurig Green Mountain, Inc.	06/2016	80.00	11	44
Lam Research Corp.	03/2016	60.00	694	5,205
Rite Aid Corp.	04/2016	7.00	5,000	32,500
Shire Plc, ADR	07/2016	165.00	579	1,158,000
Solera Holdings, Inc.	03/2016	45.00	684	3,420
VMware, Inc., Class A	04/2016	50.00	1,900	460,750
Youku Tudou, Inc., ADR	03/2016	24.00	3,000	22,500

TOTAL PUT OPTIONS PURCHASED (Cost $1,936,916)				1,684,629

TOTAL PURCHASED OPTIONS (Cost $2,722,958)				2,347,073

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 28.81%
Money Market Fund
State Street Institutional Liquid Reserves Fund	0.415	%(f)	568,132,377	568,132,377

TOTAL SHORT-TERM INVESTMENTS (Cost $568,132,377)				568,132,377

Total Investments - 101.69% (Cost $1,984,773,550)				2,005,154,118

Liabilities in Excess of Other Assets - (1.69)%				(33,369,756	)(g)

NET ASSETS - 100.00%				$1,971,784,362

(a)	Underlying security for a written/purchased call/put option.
(b)

Security, or a portion of security, is being held as collateral for short sales or written option contracts. At period end, the aggregate market value of those securities was $272,145,350, representing 13.80% of net assets.

(c)	Non-income-producing security.

(d)	Security considered illiquid. On February 29, 2016, the total market value of these securities was $9,351,877, representing 0.47% of net assets.
(e)

Security fair valued using methods determined in good faith by the Pricing Committee. As of February 29, 2016, the total market value of these securities was $4,002,307, representing 0.20% of net assets.

(f)	Rate shown is the 7-day effective yield as of February 29, 2016.
(g)	Includes cash which is being held as collateral for short sales and written option contracts.

Securities are determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
05/30/2014	ArthroCare Corp. CVR	$1,125,503	$1,216,185	0.06%
01/30/2015	Casa Ley CVR	6,316,054	2,417,140	0.12
06/24/2014	Chelsea Therapeutics CVR	0	134,516	0.01
12/12/2011	Cubist Pharmaceuticals, Inc. CPR	0	0	0.00
03/14/2014	Leap Wireless International CVR	4,600,630	5,349,570	0.27
01/30/2015	PDC CVR	303,698	140,025	0.01
09/12/2013	Trius Therapeutics CVR	0	94,441	0.00
			$9,351,877	0.47%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (16.72%)
Banks - (1.70%)
BB&T Corp.	(560,940)	$(18,039,830)
Huntington Bancshares, Inc.	(1,772,718)	(15,511,283)
		(33,551,113)
Chemicals - (0.10%)
Dow Chemical Co.	(38,860)	(1,888,984)
Commercial Services - (1.07%)
Global Payments, Inc.	(346,766)	(21,135,388)
Electric - (0.48%)
Fortis, Inc.	(259,100)	(7,183,179)
Pepco Holdings, Inc.	(83,069)	(2,174,746)
		(9,357,925)
Environmental Control - (0.60%)
Waste Connections, Inc.	(192,600)	(11,877,642)
Food - (0.91%)
Snyder’s-Lance, Inc.	(546,524)	(17,876,800)
Healthcare - Services - (1.40%)
Centene Corp.	(484,232)	(27,581,855)
Housewares - (1.22%)
Newell Rubbermaid, Inc.	(633,341)	(24,073,291)
Lodging - (2.03%)
Interval Leisure Group, Inc.	(251,155)	(3,252,457)
Marriott International, Inc., Class A	(539,621)	(36,775,171)
		(40,027,628)
Media - (1.56%)
Charter Communications, Inc., Class A	(147,975)	(26,570,391)
Nexstar Broadcasting Group, Inc., Class A	(95,115)	(4,249,738)
		(30,820,129)
Oil & Gas Services - (2.82%)
Baker Hughes, Inc.	(56,892)	(2,438,960)
Schlumberger Ltd.	(742,036)	(53,218,822)
		(55,657,782)
Packaging & Containers - (0.19%)
Ball Corp.	(54,816)	(3,630,464)
Pharmaceuticals - (0.70%)
Pfizer, Inc.	(325,271)	(9,650,791)
Shire Plc, ADR	(26,983)	(4,212,316)
		(13,863,107)
Real Estate Investment Trusts - (0.91%)
American Homes 4 Rent, Class A	(1,286,656)	(18,013,184)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (16.72%) (Continued)
Retail - (0.02%)
Rite Aid Corp.	(50,000)	$(397,500)
Savings & Loans - (0.50%)
New York Community Bancorp, Inc.	(651,515)	(9,857,422)
Semiconductors - (0.51%)
Lam Research Corp.	(136,553)	(10,009,335)

TOTAL COMMON STOCKS (Proceeds $338,003,941)		(329,619,549)

LIMITED PARTNERSHIPS - (0.02%)
Pipelines - (0.02%)
Energy Transfer Equity LP	(53,269)	(372,883)

TOTAL LIMITED PARTNERSHIPS (Proceeds $1,350,858)		(372,883)

RIGHTS - (0.00%)(a)
Chelsea Therapeutics, CVR, Expires 03/31/2018	(1,100)	(62)

TOTAL RIGHTS (Proceeds $0)		(62)

TOTAL SECURITIES SOLD SHORT (Proceeds $339,354,799)		(329,992,494)

(a)           Less than 0.005% of net assets.

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Affymetrix, Inc.	05/2016	$15.00	(178)	(4,005)
Atmel Corp.	08/2016	9.00	(60)	(300)
Keurig Green Mountain, Inc.	06/2016	92.50	(11)	(17)
Lam Research Corp.:
	03/2016	65.00	(694)	(621,130)
	03/2016	67.50	(121)	(79,860)
	03/2016	70.00	(313)	(129,895)
Nexstar Broadcasting Group, Inc., Class A	03/2016	45.00	(257)	(44,975)
Shire Plc, ADR:
	03/2016	160.00	(36)	(13,320)
	03/2016	165.00	(36)	(8,010)
VMware, Inc., Class A:
	03/2016	50.00	(273)	(51,870)
	04/2016	75.00	(166)	(830)
Youku Tudou, Inc., ADR	03/2016	27.00	(3,000)	(127,500)
TOTAL WRITTEN CALL OPTIONS (Premiums received $871,243)				(1,081,712)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Put Options
Huntington Bancshares, Inc.	03/2016	$8.00	(443)	$(2,215)

TOTAL WRITTEN PUT OPTIONS (Premiums received $8,278)				(2,215)

TOTAL WRITTEN OPTIONS (Premiums received $879,521)				(1,083,927)

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation
Morgan Stanley	SABMiller Plc	Received 1 Month-LIBOR minus 0.35 bps	02/17/2017	2,132,242	$0

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
AUD	Goldman Sachs	4,688,600	Purchase	03/15/2016	$3,344,500	$8,340
AUD	Goldman Sachs	7,056,700	Sale	03/15/2016	5,033,727	54,836
CAD	Goldman Sachs	21,970,800	Purchase	03/15/2016	16,238,600	384,804
CHF	Goldman Sachs	3,313,500	Sale	03/15/2016	3,320,428	25,404
EUR	Goldman Sachs	3,398,500	Purchase	03/15/2016	3,698,387	2,049
EUR	Goldman Sachs	133,871,298	Sale	03/15/2016	145,684,249	1,280,254
GBP	Goldman Sachs	27,512,000	Sale	03/15/2016	38,293,944	3,395,153
SEK	Goldman Sachs	34,800,000	Sale	03/15/2016	4,066,447	58,127
						$5,208,967

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
AUD	Goldman Sachs	149,300	Purchase	03/15/2016	$106,500	$(182)
AUD	Goldman Sachs	6,612,000	Sale	03/15/2016	4,716,510	(45,765)
CAD	Goldman Sachs	53,107,800	Sale	03/15/2016	39,251,933	(684,432)
CHF	Goldman Sachs	395,800	Sale	03/15/2016	396,628	(3,254)
EUR	Goldman Sachs	33,330,000	Purchase	03/15/2016	36,271,076	(460,954)
EUR	Goldman Sachs	4,254,900	Sale	03/15/2016	4,630,357	(16,444)
GBP	Goldman Sachs	27,302,500	Purchase	03/15/2016	38,002,341	(1,563,951)
GBP	Goldman Sachs	4,817,600	Sale	03/15/2016	6,705,614	(14,007)
SEK	Goldman Sachs	34,800,000	Purchase	03/15/2016	4,066,447	(42,060)
						$(2,831,049)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets (a)
Bermuda	9.12%
Netherlands	3.70%
China	2.01%
Italy	1.87%
Canada	1.77%
Switzerland	0.62%
United Kingdom	0.52%
Australia	0.32%
United States	81.76%
Liabilities in Excess of Other Assets	(1.69)%
100.00%

(a)           These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
AUD - Australian dollar
bps - Basis Points
CAD - Canadian dollar
CHF - Swiss franc
CPR - Conditional Prepayment Rate
CVR - Contingent Value Rights
EUR - Euro
GBP - British pound
LIBOR - London Interbank Offered Rate
LP - Limited Partnership
Ltd. - Limited
N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation
Plc - Public Limited Company
REIT - Real Estate Investment Trust
SEK - Swedish krona
SpA - Societa per Azione

The following table summarizes the Arbitrage Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 29, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$1,424,949,908	$—	$—	$1,424,949,908
Limited Partnerships	372,883	—	—	372,883
Rights	—	—	9,351,877	9,351,877
Purchased Options	2,347,073	—	—	2,347,073
Short-Term Investments	568,132,377	—	—	568,132,377
TOTAL	$1,995,802,241	$—	$9,351,877	$2,005,154,118

Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$5,208,967	$—	$5,208,967
Liabilities
Common Stocks**	(329,619,549)	—	—	(329,619,549)
Limited Partnership	(372,883)	—	—	(372,883)
Rights	—	—	(62)	(62)
Written Options	(1,083,927)	—	—	(1,083,927)
Forward Foreign Currency Exchange Contracts	—	(2,831,049)	—	(2,831,049)
TOTAL	$(331,076,359)	$2,377,918	$(62)	$(328,698,503)

*	Refer to footnote 2 where leveling hierarchy is defined.
**	Refer to Portfolio of Investments for sector information.
***	Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended February 29, 2016:

Investments in Securities	Balance as of May 31, 2015	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2016	Net change in Unrealized Depreciation attributable to Level 3 investments held at February 29, 2016
Rights	$10,711,137	$—	$(1,359,260)	$—	$—	$—	$—	$9,351,877	$(1,359,260)
Total	$10,711,137	$—	$(1,359,260)	$—	$—	$—	$—	$9,351,877	$(1,359,260)

Other Financial Instruments	Balance as of May 31, 2015	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2016	Net change in Unrealized Appreciation attributable to Level 3 investments held at February 29, 2016
Rights	$(90)	$—	$28	$—	$—	$—	$—	$(62)	$28
Total	$(90)	$—	$28	$—	$—	$—	$—	$(62)	$28

Arbitrage Event-Driven Fund	Portfolio of Investments
February 29, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 78.90%
Advertising - 0.10%
Journal Media Group, Inc.	16,173	$194,399
Banks - 2.66%
FirstMerit Corp.	260,913	5,121,722
Beverages - 4.62%
Keurig Green Mountain, Inc.(a)(b)	96,882	8,907,331
Chemicals - 3.02%
Airgas, Inc.	34,503	4,882,865
Axiall Corp.(a)	10,932	217,547
EI du Pont de Nemours & Co.	3,801	231,367
Syngenta AG, ADR	6,060	486,557
		5,818,336
Coal - 0.24%
Cloud Peak Energy, Inc.(c)	67,581	114,888
CONSOL Energy, Inc.(a)(b)	40,941	353,321
		468,209
Commercial Services - 5.40%
Heartland Payment Systems, Inc.(b)	111,269	10,405,877
Computers & Computer Services - 0.13%
CGI Group, Inc., Class A(c)	1,171	48,948
Electronics For Imaging, Inc.(c)	3,972	157,331
Genpact Ltd.(c)	1,844	48,737
		255,016
Electronics - 0.85%
Honeywell International, Inc.	16,227	1,644,606
Environmental Control - 0.16%
Republic Services, Inc.	3,119	142,538
Waste Management, Inc.	3,119	174,196
		316,734
Food - 0.47%
Nomad Foods Ltd.(c)	114,859	898,197
Gas - 1.75%
AGL Resources, Inc.	52,285	3,380,225
Healthcare - Products - 1.19%
Affymetrix, Inc.(a)(c)	163,460	2,294,978
Healthcare - Services - 2.82%
Health Net, Inc.(b)(c)	87,266	5,429,691
Household Products/Wares - 3.99%
Jarden Corp.(c)	145,318	7,684,416
Insurance - 14.02%
PartnerRe Ltd.(b)	152,971	21,457,242

	Shares	Value
COMMON STOCKS - 78.90% (Continued)
Insurance - 14.02% (Continued)
StanCorp Financial Group, Inc.	48,426	$5,564,148
		27,021,390
Internet - 5.20%
Yahoo!, Inc.(b)(c)	158,972	5,053,720
Youku Tudou, Inc., ADR(c)	181,042	4,956,930
		10,010,650
Lodging - 2.38%
Starwood Hotels & Resorts Worldwide, Inc.	66,292	4,581,440
Media - 7.06%
Cablevision Systems Corp., Class A(b)	81,732	2,658,742
DISH Network Corp., Class A(c)	6,685	315,064
Nexstar Broadcasting Group, Inc., Class A(a)	34,745	1,552,407
RealD, Inc.(c)	185,359	2,001,877
Time Warner Cable, Inc.(b)	37,048	7,070,981
		13,599,071
Mining - 0.00%(d)
Nevada Copper Corp.(c)	6,725	2,833
Office/Business Equip - 0.09%
Canon, Inc., Sponsored ADR	5,958	168,016
Oil & Gas Services - 4.38%
Cameron International Corp.(b)(c)	126,918	8,320,744
Halliburton Co.	3,785	122,180
		8,442,924
Pharmaceuticals - 1.25%
Baxalta, Inc.	62,701	2,415,243
Real Estate Investment Trusts - 0.00%(d)
Charter Hall Office REIT(c)	78,651	57
Retail - 1.50%
Office Depot, Inc.(c)	149,327	758,581
RONA, Inc.	122,247	2,130,513
		2,889,094
Semiconductors - 5.89%
Atmel Corp.(a)	864,791	6,987,511
Broadcom Ltd.	10,800	1,446,876
KLA-Tencor Corp.(b)	42,924	2,907,672
		11,342,059
Software - 3.50%
Solera Holdings, Inc.(a)	107,653	5,996,272
VMware, Inc., Class A(a)(c)	14,700	742,203
		6,738,475

	Shares	Value
COMMON STOCKS - 78.90% (Continued)
Telecommunications - 1.63%
Frontier Communications Corp.(b)	151,865	$821,589
HC2 Holdings, Inc.(c)	225,415	897,152
NII Holdings, Inc.(c)	109,003	578,806
Polycom, Inc.(c)	81,822	851,767
		3,149,314
Transportation - 4.60%
Ansaldo STS SpA	226,496	2,459,010
TNT Express N.V.	749,035	6,411,961
		8,870,971
TOTAL COMMON STOCKS (Cost $151,617,483)		152,051,274

EXCHANGE-TRADED FUNDS - 0.56%
Equity Fund - 0.56%
Consumer Staples Select Sector SPDR® Fund	21,344	1,086,836

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,022,340)		1,086,836

RIGHTS - 0.34%
ArthroCare Corp. CVR, (No expiration)(c)(e)(f)	157,791	59,677
Casa Ley CVR, Expires 01/30/2018(c)(e)(f)	891,084	346,097
Chelsea Therapeutics CVR, Expires 03/31/2018(c)(e)(f)	434,520	24,464
Cubist Pharmaceuticals, Inc. CPR, Expires 07/01/2019(c)(e)(f)	34,500	0
Leap Wireless International CVR, Expires 03/13/2017(c)(e)	64,802	194,406
PDC CVR, Expires 03/31/2016(c)(e)(f)	891,084	20,049
Trius Therapeutics CVR, Expires 02/15/2017(c)(e)(f)	103,378	9,438

TOTAL RIGHTS (Cost $1,170,262)		654,131

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 21.73%
Diversified Financial Services - 0.27%
Ally Financial, Inc.	03/15/2020	8.000%	$326,000	362,675
Solera LLC / Solera Finance, Inc.(g)	03/01/2024	10.500%	158,000	150,100
				512,775
Electric - 2.43%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.(g)(h)	03/01/2022	11.750%	4,447,153	4,691,747
Entertainment - 3.27%
Pinnacle Entertainment, Inc.(b)
	05/15/2020	8.750%	2,310,000	2,411,062

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 21.73% (Continued)
Entertainment - 3.27% (Continued)
	04/01/2022	7.750%	$3,570,000	$3,891,300
				6,302,362
Healthcare - Services - 2.27%
Vantage Oncology LLC / Vantage Oncology Finance Co.(g)	06/15/2017	9.500%	4,340,000	4,375,262
Insurance - 1.62%
Ambac Assurance Corp.(g)	06/07/2020	5.100%	2,837,988	3,121,787
Machinery - Diversified - 2.45%
Manitowoc Co., Inc.	10/15/2022	5.875%	4,280,000	4,725,120
Media - 2.01%
LIN Television Corp.(b)	01/15/2021	6.375%	1,926,000	2,005,448
Neptune Finco Corp.(g)	10/15/2025	10.875%	1,727,000	1,865,160
				3,870,608
Miscellaneous Manufacturing - 0.92%
LSB Industries, Inc.	08/01/2019	7.750%	2,055,000	1,772,438
Software - 3.11%
Audatex North America, Inc.(g)	11/01/2023	6.125%	5,930,000	5,989,300
Telecommunications - 3.38%
Frontier Communications Corp.(g)	09/15/2025	11.000%	3,024,000	3,027,780
Sprint Communications, Inc.
	12/01/2016	6.000%	2,909,000	2,887,182
	03/01/2017	9.125%	591,000	599,682
				6,514,644
TOTAL CORPORATE BONDS & NOTES (Cost $42,053,769)				41,876,043

	Shares	Value
PREFERRED STOCKS - 0.27%
Retail - 0.27%
RONA, Inc.	34,344	514,018
TOTAL PREFERRED STOCKS (Cost $496,364)		514,018

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(c) - 0.16%
Call Options Purchased - 0.06%
Alibaba Group Holding Ltd., Sponsored ADR	03/2016	$80.00	101	859
CenturyLink, Inc.	03/2016	31.00	56	2,520
Huntington Bancshares, Inc.	07/2016	10.00	486	12,393
Keurig Green Mountain, Inc.	03/2016	95.00	86	43

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(c) - 0.16% (Continued)
Call Options Purchased - 0.06% (Continued)
Mylan N.V.	07/2016	$50.00	11	$2,701
Newell Rubbermaid, Inc.:
	03/2016	37.00	235	45,237
	03/2016	44.00	564	12,690
	06/2016	47.00	245	11,637
Shire Plc, ADR:
	04/2016	170.00	14	4,830
	05/2016	165.00	10	7,850
	05/2016	170.00	10	6,400
Staples, Inc.	03/2016	16.00	2,348	5,870
United Technologies Corp.	03/2016	105.00	82	1,066

TOTAL CALL OPTIONS PURCHASED (Cost $292,638)				114,096

Put Options Purchased - 0.10%
Axiall Corp.	05/2016	17.50	80	14,000
Keurig Green Mountain, Inc.	06/2016	80.00	1	4
Lam Research Corp.	03/2016	60.00	121	908
Shire Plc, ADR	07/2016	165.00	68	136,000
Solera Holdings, Inc.	03/2016	45.00	55	275
VMware, Inc., Class A	04/2016	50.00	203	49,227

TOTAL PUT OPTIONS PURCHASED (Cost $198,137)				200,414

TOTAL PURCHASED OPTIONS (Cost $490,775)				314,510

Total Investments - 101.96% (Cost $196,850,993)				196,496,812

Liabilities in Excess of Other Assets - (1.96)%				(3,780,903	)(i)

NET ASSETS - 100.00%				$192,715,909

(a)	Underlying security for a written/purchased call/put option.
(b)

Security, or a portion of security, is being held as collateral for short sales or written option contracts. At period end, the aggregate market value of those securities was $44,607,400, representing 23.15% of net assets.

(c)	Non-income-producing security.
(d)	Less than 0.005% of net assets.
(e)	Security considered illiquid. On February 29, 2016, the total market value of these securities was $654,131, representing 0.34% of net assets.
(f)

Security fair valued using methods determined in good faith by the Pricing Committee. As of February 29, 2016, the total market value of these securities was $459,725, representing 0.24% of net assets.

(g)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of February 29, 2016, these securities had a total value of $23,221,136 or 12.05% of net assets.

(h)	Security in default on interest payments.
(i)	Includes cash which is being held as collateral for short sales and written option contracts.

Securities are determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
05/30/2014	ArthroCare Corp. CVR	$55,227	$59,677	0.03%
01/30/2015	Casa Ley CVR	904,361	346,097	0.18
06/24/2014	Chelsea Therapeutics CVR	0	24,464	0.01
12/12/2011	Cubist Pharmaceuticals, Inc. CPR	0	0	0.00
03/17/2014	Leap Wireless International CVR	167,189	194,406	0.10
01/30/2015	PDC CVR	43,485	20,049	0.01
09/12/2013	Trius Therapeutics CVR	0	9,438	0.01
			$654,131	0.34%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.98%)
Aerospace & Defense - (1.32%)
United Technologies Corp.	(26,425)	$(2,553,183)
Banks - (2.03%)
Huntington Bancshares, Inc.	(447,658)	(3,917,007)
Beverages - (0.79%)
Molson Coors Brewing Co., Class B	(17,787)	(1,516,697)
Chemicals - (0.14%)
Dow Chemical Co.	(4,872)	(236,828)
Westlake Chemical Corp.	(573)	(24,708)
		(261,536)
Commercial Services - (2.35%)
Global Payments, Inc.	(74,433)	(4,536,691)
Electric - (0.07%)
Pepco Holdings, Inc.	(4,937)	(129,251)
Environmental Control - (0.21%)
Waste Connections, Inc.	(6,690)	(412,572)
Healthcare - Services - (1.61%)
Centene Corp.	(54,355)	(3,096,061)
Housewares - (2.46%)
Newell Rubbermaid, Inc.	(125,003)	(4,751,364)
Internet - (2.30%)
Alibaba Group Holding Ltd., Sponsored ADR	(64,339)	(4,427,167)
Lodging - (2.35%)
Interval Leisure Group, Inc.	(28,395)	(367,715)
Marriott International, Inc., Class A	(61,009)	(4,157,764)
		(4,525,479)
Media - (2.13%)
Charter Communications, Inc., Class A	(18,081)	(3,246,624)
Gray Television, Inc.	(21,255)	(245,283)
Sinclair Broadcast Group, Inc., Class A	(10,096)	(311,664)
TEGNA, Inc.	(12,635)	(311,326)
		(4,114,897)
Mining - (0.00%)(a)
Nevada Copper Corp.	(6,725)	(2,833)
Miscellaneous Manufacturing - (0.10%)
LSB Industries, Inc.	(32,652)	(190,688)
Office/Business Equip - (0.18%)
Xerox Corp.	(35,466)	(340,828)
Oil & Gas Services - (3.46%)
Baker Hughes, Inc.	(3,379)	(144,857)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.98%) (Continued)
Oil & Gas Services - (3.46)% (Continued)
Schlumberger Ltd.	(90,865)	$(6,516,838)
		(6,661,695)
Pharmaceuticals - (0.21%)
Shire Plc, ADR	(2,598)	(405,574)
Retail - (0.16%)
Staples, Inc.	(32,542)	(307,522)
Semiconductors - (0.30%)
Lam Research Corp.	(7,956)	(583,175)
Telecommunications - (0.81%)
CenturyLink, Inc.	(36,583)	(1,119,074)
Frontier Communications Corp.	(80,685)	(436,506)
		(1,555,580)
TOTAL COMMON STOCKS (Proceeds $46,096,814)		(44,289,800)

EXCHANGE-TRADED FUNDS - (1.80%)
Equity Funds - (1.80%)
Consumer Staples Select Sector SPDR® Fund	(28,691)	(1,460,946)
iShares® Russell 2000 Value ETF	(9,246)	(799,224)
Market Vectors® Semiconductor ETF	(17,070)	(860,840)
SPDR® S&P® Dividend ETF	(4,677)	(348,063)
		(3,469,073)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $3,408,305)		(3,469,073)

RIGHTS - (0.00%)(a)
Chelsea Therapeutics, CVR, Expires 03/31/2018	(200)	(11)

TOTAL RIGHTS (Proceeds $0)		(11)

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - (1.07%)
Media - (0.41%)
CSC Holdings LLC	06/01/2024	5.250%	(921,000)	(792,060)
Oil & Gas Services - (0.66%)
National Oilwell Varco, Inc.	12/01/2022	2.600%	(1,531,000)	(1,259,401)

TOTAL CORPORATE BONDS (Proceeds $2,276,473)				(2,051,461)

TOTAL SECURITIES SOLD SHORT (Proceeds $51,781,592)				(49,810,345)

(a)                                 Less than 0.005% of net assets.

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Affymetrix, Inc.	05/2016	$15.00	(18)	$(405)
Atmel Corp.	08/2016	9.00	(8)	(40)
Axiall Corp.	03/2016	20.00	(80)	(10,200)
CONSOL Energy, Inc.:
	03/2016	8.00	(25)	(2,750)
	03/2016	9.00	(35)	(2,013)
Keurig Green Mountain, Inc.	06/2016	92.50	(1)	(1)
Lam Research Corp.:
	03/2016	65.00	(121)	(108,295)
	03/2016	67.50	(21)	(13,860)
	03/2016	70.00	(54)	(22,410)
Nexstar Broadcasting Group, Inc., Class A	03/2016	45.00	(27)	(4,725)
Shire Plc, ADR:
	03/2016	160.00	(3)	(1,110)
	03/2016	165.00	(3)	(668)
VMware, Inc., Class A	03/2016	50.00	(29)	(5,510)

TOTAL WRITTEN CALL OPTIONS (Premiums received $127,257)				(171,987)

Written Put Options
Alibaba Group Holding Ltd., Sponsored ADR	03/2016	62.50	(101)	(5,807)
CenturyLink, Inc.:
	03/2016	25.00	(46)	(460)
	03/2016	26.00	(10)	(175)
CONSOL Energy, Inc.	03/2016	8.00	(15)	(720)
Huntington Bancshares, Inc.	03/2016	8.00	(115)	(575)
Molson Coors Brewing Co., Class B	03/2016	82.50	(28)	(2,730)
Nexstar Broadcasting Group, Inc., Class A	03/2016	40.00	(14)	(630)
United Technologies Corp.	03/2016	90.00	(82)	(3,485)

TOTAL WRITTEN PUT OPTIONS (Premiums received $30,723)				(14,582)

TOTAL WRITTEN OPTIONS (Premiums received $157,980)				(186,569)

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation
Morgan Stanley	SABMiller Plc	Received 1 Month-LIBOR minus 0.35 bps	11/16/2017	267,434	$0

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
CAD	Goldman Sachs	618,400	Purchase	03/15/2016	$457,061	$18,200
CHF	Goldman Sachs	18,600	Sale	03/15/2016	18,639	134
EUR	Goldman Sachs	8,662,300	Sale	03/15/2016	9,426,671	93,317
SEK	Goldman Sachs	300	Purchase	03/15/2016	35	0
SEK	Goldman Sachs	3,506,900	Sale	03/15/2016	409,789	5,863
						$117,514

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
CAD	Goldman Sachs	4,201,100	Sale	03/15/2016	$3,105,031	$(72,509)
CHF	Goldman Sachs	2,100	Purchase	03/15/2016	2,104	(1)
EUR	Goldman Sachs	431,300	Purchase	03/15/2016	469,359	(1,584)
SEK	Goldman Sachs	3,506,600	Purchase	03/15/2016	409,753	(4,238)
						$(78,332)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets (a)
Bermuda	11.13%
Netherlands	3.33%
China	2.57%
Canada	1.40%
Italy	1.28%
Singapore	0.75%
United Kingdom	0.47%
Switzerland	0.25%
Japan	0.09%
Australia	0.00	%(b)
United States	80.69%
Liabilities in Excess of Other Assets	(1.96)%
	100.00%

(a)                                 These percentages represent long positions only and are not net of short positions.

(b)                                 Less than 0.005% of net assets.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders bps - Basis Points

CAD - Canadian dollar

CHF - Swiss franc

CPR - Conditional Prepayment Rate

CVR - Contingent Value Rights

ETF - Exchange-Traded Fund

EUR - Euro

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

Plc - Public Limited Company

REIT - Real Estate Investment Trust

SEK - Swedish krona

S&P - Standard & Poor’s

SpA - Societa per Azione

SPDR — Standard & Poor’s Depositary Receipts, a family of exchange-traded funds managed by State Street Global Advisors

The following table summarizes the Arbitrage Event-Driven Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 29, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$152,051,274	$—	$—	$152,051,274
Exchange-Traded Funds	1,086,836	—	—	1,086,836
Rights	—	—	654,131	654,131
Corporate Bonds	—	41,876,043	—	41,876,043
Preferred Stocks	514,018	—	—	514,018
Purchased Options	314,510	—	—	314,510
TOTAL	$153,966,638	$41,876,043	$654,131	$196,496,812

Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$117,514	$—	$117,514
Liabilities
Common Stocks**	(44,289,800)	—	—	(44,289,800)
Exchange-Traded Funds	(3,469,073)	—	—	(3,469,073)
Rights	—	—	(11)	(11)
Corporate Bonds	—	(2,051,461)	—	(2,051,461)
Written Options	(186,569)	—	—	(186,569)
Forward Foreign Currency Exchange Contracts	—	(78,332)	—	(78,332)
TOTAL	$(47,945,442)	$(2,012,279)	$(11)	$(49,957,732)

*                      Refer to footnote 2 where leveling hierarchy is defined.

**               Refer to Portfolio of Investments for sector information.

***        Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended February 29, 2016:

Investments in Securities	Balance as of May 31, 2015	Realized Gain/(Loss)	Change in Unrealized Depreciation	Purchases	Sales Proceeds	Transfers into Level 3	Amortization	Transfers out of Level 3	Balance as of February 29, 2016	Net change in Unrealized Depreciation attributable to Level 3 investments held at February 29, 2016

Rights	$697,911	$—	$(43,780)	$—	$—	$—	$—	$—	$654,131	$(43,780)
Total	$697,911	$—	$(43,780)	$—	$—	$—	$—	$—	$654,131	$(43,780)

Other Financial Instruments	Balance as of May 31, 2015	Realized Gain/(Loss)	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfers into Level 3	Amortization	Transfers out of Level 3	Balance as of February 29, 2016	Net change in Unrealized Appreciation attributable to Level 3 investments held at February 29, 2016

Rights	$(16)	$—	$5	$—	$—	$—	$—	$—	$(11)	$5
Total	$(16)	$—	$5	$—	$—	$—	$—	$—	$(11)	$5

Arbitrage Credit Opportunities Fund	Portfolio of Investments
February 29, 2016 (unaudited)

	Shares	Value
COMMON STOCKS - 1.98%
Commercial Services - 0.51%
Macquarie Infrastructure Corp.	4,800	$293,040
Software - 1.47%
Red Hat, Inc.(a)	4,800	313,680
salesforce.com, Inc.(a)	7,700	521,675
		835,355
TOTAL COMMON STOCKS (Cost $1,186,782)		1,128,395

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 84.18%
Aerospace & Defense - 1.70%
TransDigm, Inc.	07/15/2021	7.500%	$942,000	967,905
Chemicals - 1.02%
Ashland, Inc.	04/15/2018	3.875%	562,000	580,265
Commercial Services - 6.12%
Hertz Corp.	10/15/2018	7.500%	800,000	810,000
Truven Health Analytics, Inc.	06/01/2020	10.625%	2,500,000	2,678,125
				3,488,125
Computers & Computer Services - 1.56%
Denali Borrower LLC / Denali Finance Corp.(b)	10/15/2020	5.625%	845,000	888,932
Diversified Financial Services - 4.16%
Ally Financial, Inc.	03/15/2020	8.000%	628,000	698,650
GFI Group, Inc.	07/19/2018	8.375%	443,000	471,795
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	03/15/2017	3.500%	915,000	910,425
Solera LLC / Solera Finance, Inc.(b)	03/01/2024	10.500%	306,000	290,700
				2,371,570
Electric - 2.62%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.(b)(c)	03/01/2022	11.750%	1,413,884	1,491,648
Entertainment - 4.26%
Peninsula Gaming LLC / Peninsula Gaming Corp.(b)	02/15/2018	8.375%	650,000	659,750
Pinnacle Entertainment, Inc.
	05/15/2020	8.750%	693,000	723,319
	04/01/2022	7.750%	958,000	1,044,220
				2,427,289
Food - 11.69%
Bumble Bee Holdco., SCA, PIK (10.38% PIK)(b)	03/15/2018	9.625%	250,000	247,500
Bumble Bee Holdings, Inc.(b)(d)	12/15/2017	9.000%	1,307,000	1,323,337
Dean Holding Co.	10/15/2017	6.900%	1,144,000	1,201,200
Diamond Foods, Inc.(b)	03/15/2019	7.000%	1,975,000	2,044,125

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 84.18% (Continued)
Food - 11.69% (Continued)
Simmons Foods, Inc.(b)	10/01/2021	7.875%	$500,000	$423,750
US Foods, Inc.	06/30/2019	8.500%	1,393,000	1,421,696
				6,661,608
Food Service - 1.53%
Aramark Services, Inc.	03/15/2020	5.750%	845,000	872,462
Healthcare - Products - 0.91%
Alere, Inc.	06/15/2020	6.500%	500,000	517,500
Healthcare - Services - 3.35%
Vantage Oncology LLC / Vantage Oncology Finance Co.(b)	06/15/2017	9.500%	1,892,000	1,907,372
Household Products - 1.82%
Edgewell Personal Care Co.	05/19/2021	4.700%	1,000,000	1,038,907
Household Products/Wares - 0.03%
Jarden Corp.	11/15/2022	6.125%	14,000	14,473
Insurance - 3.18%
Ambac Assurance Corp.(b)	06/07/2020	5.100%	1,648,813	1,813,694
Lodging - 1.29%
Boyd Gaming Corp.	07/01/2020	9.000%	400,000	422,000
Station Casinos LLC	03/01/2021	7.500%	300,000	313,125
				735,125
Machinery - Diversified - 4.79%
Manitowoc Co., Inc.	10/15/2022	5.875%	1,202,000	1,327,008
SPX FLOW, Inc.(d)	09/01/2017	6.875%	1,366,000	1,403,565
				2,730,573
Media - 10.81%
CCO Holdings LLC / CCO Holdings Capital Corp.(d)	06/01/2020	7.375%	1,500,000	1,560,750
Entercom Radio LLC(d)	12/01/2019	10.500%	1,030,000	1,064,763
LIN Television Corp.	01/15/2021	6.375%	753,000	784,061
Neptune Finco Corp.(b)	10/15/2025	10.875%	1,792,000	1,935,360
Univision Communications, Inc.(b)	05/15/2021	8.500%	815,000	819,075
				6,164,009
Miscellaneous Manufacturing - 1.77%
LSB Industries, Inc.	08/01/2019	7.750%	1,172,000	1,010,850
Oil & Gas - 1.25%
Continental Resources, Inc.	09/15/2022	5.000%	941,000	714,219
Packaging & Containers - 5.62%
Ardagh Finance Holdings SA, PIK(b)	06/15/2019	8.625%	839,934	767,945
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg) SA
	04/15/2019	7.125%	372,000	378,510

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 84.18% (Continued)
Packaging & Containers - 5.62% (Continued)
	08/15/2019	9.875%	$2,000,000	$2,060,000
				3,206,455
Retail - 1.85%
Rite Aid Corp.	03/15/2020	9.250%	1,000,000	1,055,000
Semiconductors - 0.88%
NXP BV / NXP Funding LLC(b)	09/15/2016	3.500%	500,000	503,750
Software - 3.17%
Audatex North America, Inc.(b)	11/01/2023	6.125%	1,790,000	1,807,900
Telecommunications - 8.80%
Cincinnati Bell, Inc.	10/15/2020	8.375%	1,017,000	1,004,288
FairPoint Communications, Inc.(b)	08/15/2019	8.750%	525,000	505,313
Frontier Communications Corp.(b)	09/15/2025	11.000%	1,438,000	1,439,797
Sprint Communications, Inc.
	12/01/2016	6.000%	1,253,000	1,243,602
	03/01/2017	9.125%	500,000	507,345
T-Mobile USA, Inc.	11/15/2020	6.625%	305,000	317,200
				5,017,545
TOTAL CORPORATE BONDS & NOTES (Cost $48,432,057)				47,987,176

CONVERTIBLE CORPORATE BONDS - 5.56%
Internet - 3.91%
Shutterfly, Inc.	05/15/2018	0.250%	1,000,000	973,750
Twitter, Inc.	09/15/2021	1.000%	1,500,000	1,254,375
				2,228,125
Software - 1.65%
NetSuite, Inc.	06/01/2018	0.250%	1,000,000	938,125

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,145,823)				3,166,250

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(a) - 0.00%(e)
Put Options Purchased - 0.00%(e)
Rite Aid Corp.	04/2016	$7.00	100	650

TOTAL PURCHASED OPTIONS (Cost $2,575)				650

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 2.30%
Money Market Fund
State Street Institutional Liquid Reserves Fund	0.415	%(f)	$1,313,307	$1,313,307

TOTAL SHORT-TERM INVESTMENTS (Cost $1,313,307)				1,313,307

Total Investments - 94.02% (Cost $54,080,544)				53,595,778

Other Assets in Excess of Liabilities - 5.98%				3,407,252	(g)

NET ASSETS - 100.00%				$57,003,030

(a)                                 Non-income-producing security.

(b)                                 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of February 29, 2016, these securities had a total value of $18,869,948 or 33.10% of net assets.

(c)                                  Security in default on interest payments.

(d)                                 Security, or a portion of security, is being held as collateral for short sales or written option contracts. At period end, the aggregate market value of those securities was $4,262,890, representing 7.48% of net assets.

(e)                                  Less than 0.005% of net assets.

(f)                                    Rate shown is the 7-day effective yield as of February 29, 2016.

(g)                                 Includes cash which is being held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (2.50%)
Food - (0.10%)
Dean Foods Co.	(3,000)	$(57,870)
Household Products - (0.14%)
Edgewell Personal Care Co.	(1,000)	(76,450)
Internet - (0.50%)
Shutterfly, Inc.	(4,100)	(182,204)
Twitter, Inc.	(5,800)	(105,096)
		(287,300)
Media - (0.20%)
Entercom Communications Corp., Class A	(10,000)	(114,300)
Miscellaneous Manufacturing - (0.19%)
LSB Industries, Inc.	(18,622)	(108,753)
Oil & Gas - (0.62%)
Continental Resources, Inc.	(15,200)	(352,336)
Real Estate Investment Trusts - (0.20%)
CyrusOne, Inc.	(2,800)	(110,992)
Software - (0.19%)
NetSuite, Inc.	(1,800)	(108,756)
Telecommunications - (0.36%)
Frontier Communications Corp.	(38,368)	(207,571)

TOTAL COMMON STOCKS (Proceeds $1,318,289)		(1,424,328)

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - (7.04%)
Chemicals - (0.21%)
Ashland, Inc.	08/15/2022	4.750%	(125,000)	(123,437)
Diversified Financial Services - (1.31%)
Ally Financial, Inc.	03/30/2020	4.125%	(750,000)	(746,250)
Media - (1.44%)
CSC Holdings LLC	06/01/2024	5.250%	(956,000)	(822,160)
Oil & Gas Services - (0.36%)
National Oilwell Varco, Inc.	12/01/2022	2.600%	(248,000)	(204,005)
Packaging & Containers - (3.45%)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg) SA	02/15/2021	8.250%	(2,000,000)	(1,965,000)
Retail - (0.27%)
Nordstrom, Inc.	10/15/2021	4.000%	(149,000)	(155,674)

SCHEDULE OF SECURITIES SOLD SHORT	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - (7.04%) (Continued)

TOTAL CORPORATE BONDS (Proceeds $4,037,871)				$(4,016,526)

CONVERTIBLE CORPORATE BONDS - (4.09%)
Commercial Services - (1.40%)
Macquarie Infrastructure Corp.	07/15/2019	2.875%	(750,000)	(796,406)
Software - (2.69%)
Red Hat, Inc.	10/01/2019	0.250%	(550,000)	(639,719)
salesforce.com, Inc.	04/01/2018	0.250%	(750,000)	(894,375)
				(1,534,094)
TOTAL CONVERTIBLE CORPORATE BONDS (Proceeds $2,290,577)				(2,330,500)

TOTAL SECURITIES SOLD SHORT (Proceeds $7,646,737)				(7,771,354)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
CAD	Goldman Sachs	24,500	Purchase	03/15/2016	$18,108	$844

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
CAD	Goldman Sachs	24,500	Sale	03/15/2016	$18,108	$(310)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets (a)
Luxembourg	1.78%
Netherlands	0.88%
United States	91.36%
Other Assets in Excess of Liabilities	5.98%
100.00%

(a)                                 These percentages represent long positions only and are not net of short positions.

Abbreviations:

CAD - Canadian dollar

LLC - Limited Liability Company

LP - Limited Partnership

PIK - Payment-in-kind

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company

SCA - Societe en commandite par actions is the French term for limited liability partnership

The following table summarizes the Arbitrage Credit Opportunities Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 29, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$1,128,395	$—	$—	$1,128,395
Corporate Bonds	—	47,987,176	—	47,987,176
Convertible Corporate Bonds	—	3,166,250	—	3,166,250
Purchased Options	650	—	—	650
Short-Term Investments	1,313,307	—	—	1,313,307
TOTAL	$2,442,352	$51,153,426	$—	$53,595,778

Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$844	$—	$844
Liabilities
Common Stocks**	(1,424,328)	—	—	(1,424,328)
Corporate Bonds	—	(4,016,526)	—	(4,016,526)
Convertible Bonds	—	(2,330,500)	—	(2,330,500)
Forward Foreign Currency Exchange Contracts	—	(310)	—	(310)
TOTAL	$(1,424,328)	$(6,346,492)	$—	$(7,770,820)

*                 Refer to footnote 2 where leveling hierarchy is defined.

**          Refer to Portfolio of Investments for sector information.

***   Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

	Shares	Value
COMMON STOCKS - 23.40%
Advertising - 0.67%
Journal Media Group, Inc.(a)	810	$9,736
Aerospace & Defense - 1.42%
Harris Corp.(a)	264	20,597
Chemicals - 0.21%
Axiall Corp.(b)	149	2,965
Computers & Computer Services - 0.46%
CGI Group, Inc., Class A(c)	8	334
Electronics For Imaging, Inc.(c)	28	1,109
Genpact Ltd.(c)	13	344
NCR Corp.(a)(c)	211	4,929
		6,716
Electronics - 1.61%
Honeywell International, Inc.	231	23,412
Environmental Control - 0.32%
Republic Services, Inc.	46	2,102
Waste Management, Inc.	46	2,569
		4,671
Food - 0.96%
Nomad Foods Ltd.(a)(c)	1,777	13,896
Internet - 3.69%
Yahoo!, Inc.(a)(c)	1,685	53,566
Media - 2.66%
DISH Network Corp., Class A(a)(c)	90	4,242
Nexstar Broadcasting Group, Inc., Class A(a)	770	34,403
		38,645
Office/Business Equip - 0.08%
Canon, Inc., Sponsored ADR	42	1,185
Pharmaceuticals - 1.49%
Celesio AG	778	21,574
Real Estate Investment Trusts - 2.80%
Forest City Realty Trust, Inc., Class A(a)(c)	1,742	32,489
Seritage Growth Properties, Class A(a)	198	8,189
		40,678
Retail - 0.73%
Office Depot, Inc.(a)(c)	2,092	10,627
Semiconductors - 2.21%
Broadcom Ltd.(a)	239	32,019
Telecommunications - 4.09%
Frontier Communications Corp.(a)	1,965	10,631
HC2 Holdings, Inc.(a)(c)	4,069	16,194

	Shares	Value
COMMON STOCKS - 23.40% (Continued)
Telecommunications - 4.09% (Continued)
Polycom, Inc.(a)(c)	3,131	$32,594
		59,419
TOTAL COMMON STOCKS (Cost $363,591)		339,706

EXCHANGE-TRADED FUNDS - 1.11%
Equity Fund - 1.11%
Consumer Staples Select Sector SPDR® Fund(a)	316	16,091

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,670)		16,091

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS(c) - 0.02%
Call Options Purchased - 0.01%
Alibaba Group Holding Ltd., Sponsored ADR	03/2016	$80.00	1	8
CenturyLink, Inc.	03/2016	31.00	3	135
Staples, Inc.	03/2016	16.00	22	55
United Technologies Corp.	03/2016	105.00	1	13

TOTAL CALL OPTIONS PURCHASED (Cost $1,956)				211

Put Options Purchased - 0.01%
Axiall Corp.	05/2016	17.50	1	175

TOTAL PURCHASED OPTIONS (Cost $2,166)				386

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 76.65%
Money Market Fund
State Street Institutional Liquid Reserves Fund	0.415	%(d)	1,112,720	1,112,720

TOTAL SHORT-TERM INVESTMENTS (Cost $1,112,720)				1,112,720

Total Investments - 101.18% (Cost $1,494,147)				1,468,903

Liabilities in Excess of Other Assets - (1.18)%				(17,119	)(e)

NET ASSETS - 100.00%				$1,451,784

(a)

Security, or a portion of security, is being held as collateral for short sales or written option contracts. At period end, the aggregate market value of those securities was $271,478, representing 18.70% of net assets.

(b)	Underlying security for a written/purchased call/put option.
(c)	Non-income-producing security.
(d)	Rate shown is the 7-day effective yield as of February 29, 2016.
(e)	Includes cash which is being held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (12.59%)
Aerospace & Defense - (3.64%)
General Dynamics Corp.	(24)	$(3,270)
Lockheed Martin Corp.	(15)	(3,237)
Northrop Grumman Corp.	(17)	(3,268)
Raytheon Co.	(29)	(3,592)
Rockwell Collins, Inc.	(37)	(3,240)
United Technologies Corp.	(375)	(36,232)
		(52,839)
Beverages - (1.54%)
Molson Coors Brewing Co., Class B	(263)	(22,426)
Chemicals - (0.02%)
Westlake Chemical Corp.	(8)	(345)
Commercial Services - (0.26%)
Booz Allen Hamilton Holding Corp.	(137)	(3,781)
Environmental Control - (0.42%)
Waste Connections, Inc.	(99)	(6,105)
Internet - (3.23%)
Alibaba Group Holding Ltd., Sponsored ADR	(682)	(46,929)
Media - (1.62%)
Gray Television, Inc.	(574)	(6,624)
Sinclair Broadcast Group, Inc., Class A	(273)	(8,428)
TEGNA, Inc.	(341)	(8,402)
		(23,454)
Office/Business Equip - (0.17%)
Xerox Corp.	(249)	(2,393)
Retail - (0.30%)
Staples, Inc.	(456)	(4,309)
Telecommunications - (1.39%)
CenturyLink, Inc.	(660)	(20,190)

TOTAL COMMON STOCKS (Proceeds $193,861)		(182,771)

EXCHANGE-TRADED FUNDS - (7.55%)
Equity Funds - (7.55%)
Consumer Staples Select Sector SPDR® Fund	(317)	(16,142)
iShares® Russell 2000 ETF	(23)	(2,363)
iShares® Russell 2000 Value ETF	(354)	(30,600)
Market Vectors® Semiconductor ETF	(378)	(19,062)
SPDR® S&P® Dividend ETF	(61)	(4,540)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
EXCHANGE-TRADED FUNDS - (7.55%) (Continued)
Equity Funds - (7.55)% (Continued)
Vanguard REIT ETF	(481)	$(36,897)
		(109,604)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $108,627)		(109,604)

TOTAL SECURITIES SOLD SHORT (Proceeds $302,488)		(292,375)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Axiall Corp.	03/2016	$20.00	(1)	(127)

TOTAL WRITTEN CALL OPTIONS (Premiums received $97)				(127)

Written Put Options
Alibaba Group Holding Ltd., Sponsored ADR	03/2016	62.50	(1)	(58)
CenturyLink, Inc.:
	03/2016	25.00	(2)	(20)
	03/2016	26.00	(1)	(17)
United Technologies Corp.	03/2016	90.00	(1)	(43)

TOTAL WRITTEN PUT OPTIONS (Premiums received $305)				(138)

TOTAL WRITTEN OPTIONS (Premiums received $402)				(265)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
EUR	Goldman Sachs	7,810	Purchase	03/15/2016	$8,499	$31

Contract Description	Counterparty	Contracts to Deliver/Receive	Purchase/Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
EUR	Goldman Sachs	27,840	Sale	03/15/2016	$30,296	$(168)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets (a)
Singapore	2.21%
Germany	1.49%
United Kingdom	0.96%
Japan	0.08%
Canada	0.02%
United States	96.42%
Liabilities in Excess of Other Assets	(1.18)%
100.00%

(a)                                 These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

ETF - Exchange-Traded Fund

EUR - Euro

Ltd. - Limited

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipts, a family of exchange-traded funds managed by State Street Global Advisors

The following table summarizes the Arbitrage Tactical Equity Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 29, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$339,706	$—	$—	$339,706
Exchange-Traded Funds	16,091	—	—	16,091
Purchased Options	386	—	—	386
Short-Term Investments	1,112,720	—	—	1,112,720
TOTAL	$1,468,903	$—	$—	$1,468,903

Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$31	$—	$31
Liabilities
Common Stocks**	(182,771)	—	—	(182,771)
Exchange-Traded Funds	(109,604)	—	—	(109,604)
Written Options	(265)	—	—	(265)
Forward Foreign Currency Exchange Contracts	—	(168)	—	(168)
TOTAL	$(292,640)	$(137)	$—	$(292,777)

*                 Refer to footnote 2 where leveling hierarchy is defined.

**          Refer to Portfolio of Investments for sector information.

***   Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

1. ORGANIZATION

The Arbitrage Funds (the “Trust”) was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The four series presently authorized are The Arbitrage Fund (the “Arbitrage Fund”), The Arbitrage Event-Driven Fund (the “Event-Driven Fund”), The Arbitrage Credit Opportunities Fund (the “Credit Opportunities Fund”) and The Arbitrage Tactical Equity Fund (the “Tactical Equity Fund”), each a “Fund” and collectively the “Funds”, which offer four classes of shares. The Arbitrage Fund, the Event-Driven Fund and the Credit Opportunities Fund are each a diversified series of the Trust. The Tactical Equity Fund is a non-diversified series of the trust.

Fund	Commencement of Operations
Arbitrage Fund
Class R shares	September 18, 2000
Class I shares	October 17, 2003
Class C shares	June 1, 2012
Class A shares	June 1, 2013
Event-Driven Fund
Class R shares	October 1, 2010
Class I shares	October 1, 2010
Class C shares	June 1, 2012
Class A shares	June 1, 2013
Credit Opportunities Fund
Class R shares	October 1, 2012
Class I shares	October 1, 2012
Class C shares	October 1, 2012
Class A shares	June 1, 2013
Tactical Equity Fund
Class R shares	January 2, 2015
Class I shares	January 2, 2015
Class C shares	January 2, 2015
Class A shares	January 2, 2015

The investment objective of the Arbitrage Fund is to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations and other special situations. The investment objective of the Credit Opportunities Fund is to provide current income and capital growth, by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The investment objective of the Tactical Equity Fund is to achieve capital appreciation by investing in securities of companies where the market may not fully appreciate the impact of fundamental changes to the business, industry or regulatory environment.

The four classes of shares, Class R, Class I, Class C and Class A, of each Fund represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares, Class C shares and Class A shares are subject to an annual distribution fee of up to 0.25%, 1.00% and 0.25%, respectively, of each Fund’s average daily net assets attributable to Class R shares, Class C shares and Class A shares, respectively, whereas Class I shares are not subject to any distribution fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase. Class A shares of the Arbitrage Fund are sold subject to a maximum front-end sales load equal to 2.50% of the offering price and are also subject to a 0.50% contingent deferred sales load on purchases at or above $250,000, purchased without a front-end sales charge and redeemed within 12 months of purchase. Class A shares of the Event-Driven Fund, the Credit Opportunities Fund and the Tactical Equity Fund are sold subject to a maximum front-end sales load equal to 3.25% of the offering price and are also subject to a 1.00% contingent deferred sales load on purchases at or above $500,000, purchased without a front-end sales charge and redeemed within 18 months of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 - Investment Companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds’ portfolio securities are valued as of the close of trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source. Bank loans are valued at the composite mid-price which is calculated using the simple average of the dealer marks. If available, debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security’s primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: deal value, multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the

Funds have the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred.

For the period ended February 29, 2016, there were no significant changes to the Funds’ fair value methodologies. Additionally, during the period ended February 29, 2016, there were no transfers between level 1 and 2 securities. Transfers for level 3 securities, if any, are shown as part of the leveling table in the Portfolio of Investments.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Foreign Currency Translation —  Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short.

Securities Lending — In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral.  The Funds did not engage in securities lending during the reporting period.

Loan Participations and Assignments — The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.

The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Funds did not invest in loan participations or assignments during the reporting period.

Derivative Instruments and Hedging Activities — The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, but they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

A summary of put and call option contracts written during the period ended February 29, 2016, is as follows:

Arbitrage Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding beginning of period	11,506	$656,452	11,655	$993,663
Options written	34,602	4,859,284	137,521	9,573,303
Options closed	(6,350)	(700,543)	(38,568)	(2,911,797)
Options exercised	(29,852)	(3,983,595)	(22,212)	(1,869,322)
Options expired	(9,463)	(823,320)	(86,770)	(4,914,604)
Stock split	—	—	3,519	—
Options outstanding end of period	443	$8,278	5,145	$871,243

Event-Driven Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding beginning of period	11,297	$494,670	12,095	$969,069
Options written	34,295	3,615,138	52,291	4,966,788
Options closed	(21,062)	(2,397,817)	(31,782)	(3,407,481)
Options exercised	(14,630)	(966,304)	(4,618)	(363,667)
Options expired	(9,489)	(714,964)	(27,935)	(2,037,452)
Stock split	—	—	374	—
Options outstanding end of period	411	$30,723	425	$127,257

Credit Opportunities Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding beginning of period	250	$7,315	—	$—
Options written	2,506	141,888	5	546
Options closed	(1,496)	(78,746)	—	—
Options exercised	—	—	—	—
Options expired	(1,260)	(70,457)	(5)	(546)
Options outstanding end of period	—	$—	—	$—

Tactical Equity Fund	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding beginning of period	9	$595	12	$1,606
Options written	109	10,137	156	16,892
Options closed	(49)	(5,672)	(73)	(13,113)
Options exercised	(19)	(1,619)	(1)	(49)
Options expired	(45)	(3,136)	(93)	(5,239)
Options outstanding end of period	5	$305	1	$97

Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds’ foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds’ securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Swaps: Certain Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 as amended (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held at February 29, 2016 are disclosed in the Portfolio of Investments.

3. TAX BASIS INFORMATION

Tax Basis of Investments — As of February 29, 2016, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

The following information is computed on a tax basis for each item as of February 29, 2016:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Arbitrage Fund	$33,425,050	$(17,679,050)	$11,637,566	$27,383,566	$1,989,408,118
Event-Driven Fund	1,421,273	(7,136,947)	1,983,530	(3,732,144)	202,212,486
Credit Opportunities Fund	472,719	(980,592)	(123,985)	(631,858)	54,103,651
Tactical Equity Fund	13,769	(43,923)	10,112	(20,042)	1,499,057

Item 2 — Controls and Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)         There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 — Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President

Date:	April 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President

Date:	April 27, 2016

By:	/s/ Monique Labbe
Monique Labbe
Chief Financial Officer

Date:	April 27, 2016